Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE LIQUIDITY RESERVE MONEY MARKET FUND

Supplement dated September 21, 2007, to the Prospectus dated July 1, 2007.

At its August 8, 2007, regular meeting, the Board unanimously approved the reorganization of the Wells Fargo Advantage Liquidity Reserve Money Market Fund into the Class A shares of the Wells Fargo Advantage Money Market Fund (the “Reorganization”). In its approval of the Reorganization, the Board considered many factors, including that both Funds have the same investment adviser and sub-adviser, substantially the same investment objectives and strategies and the same net operating expenses. The Board also considered that shareholders would not bear any expenses or be subject to any direct or indirect federal income tax consequences associated with the Reorganization, in determining that the Reorganization is in the best interests of each Fund and their shareholders and does not dilute the interests of the shareholders of the Liquidity Reserve Money Market Fund. To effect the Reorganization, the Liquidity Reserve Money Market Fund will transfer all of its assets and liabilities to the Money Market Fund in exchange for Class A shares of the Money Market Fund having equivalent value to the net assets transferred. Shareholder approval of the Reorganization is not required and will not be sought.

The Reorganization is effective October 22, 2007. Upon completion of the Reorganization, the Liquidity Reserve Money Market Fund will liquidate, cease operations, and dissolve. A prospectus for the Class A shares of the Money Market Fund is enclosed.

Please note: If you received a letter informing you that the Sweep Feature in your brokerage account is changing to the Wells Fargo Cash Sweep* (instead of the Money Market Funds Sweep), this Prospectus Supplement will not alter the information in that letter. Any existing funds that you hold in the Wells Fargo Advantage Liquidity Reserve Money Market Fund will be transferred as described above.

*The Wells Fargo Cash Sweep is a sweep to an interest bearing deposit account at Wells Fargo Bank, N.A. (which in an affiliate of Wells Fargo Investments, LLC and Wells Fargo Funds Management, LLC) which is FDIC-insured up to applicable limits.

LRMM087/P1211SP

Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE LIQUIDITY RESERVE MONEY MARKET FUND

Supplement dated September 21, 2007, to the Prospectus dated July 1, 2007.

At its August 8, 2007, regular meeting, the Board unanimously approved the reorganization of the Wells Fargo Advantage Liquidity Reserve Money Market Fund into the Class A shares of the Wells Fargo Advantage Money Market Fund (the “Reorganization”). In its approval of the Reorganization, the Board considered many factors, including that both Funds have the same investment adviser and sub-adviser, substantially the same investment objectives and strategies and the same net operating expenses. The Board also considered that shareholders would not bear any expenses or be subject to any direct or indirect federal income tax consequences associated with the Reorganization, in determining that the Reorganization is in the best interests of each Fund and their shareholders and does not dilute the interests of the shareholders of the Liquidity Reserve Money Market Fund. To effect the Reorganization, the Liquidity Reserve Money Market Fund will transfer all of its assets and liabilities to the Money Market Fund in exchange for Class A shares of the Money Market Fund having equivalent value to the net assets transferred. Shareholder approval of the Reorganization is not required and will not be sought.

The Reorganization is effective October 22, 2007. Upon completion of the Reorganization, the Liquidity Reserve Money Market Fund will liquidate, cease operations, and dissolve. A prospectus for the Class A shares of the Money Market Fund is enclosed.